23(h)(1)

AMENDED SCHEDULE A
Dated September 30, 2008

PORTFOLIOS SUBJECT TO
MASTER TRANSFER AGENCY AND SERVICE AGREEMENT

CALVERT SOCIAL INVESTMENT FUND

Money Market Portfolio
Balanced Portfolio
Bond Portfolio
Equity Portfolio
Enhanced Equity Portfolio
Calvert Conservative Allocation Fund
Calvert Moderate Allocation Fund
Calvert Aggressive Allocation Fund

CALVERT SOCIAL INDEX SERIES, INC.

Calvert Social Index Fund

CALVERT IMPACT FUND, INC.

Calvert Large Cap Growth Fund
Calvert Small Cap Value Fund
Calvert Mid Cap Value Fund
Calvert Global Alternative Energy Fund

THE CALVERT FUND

Calvert New Vision Small Cap Fund
Calvert Income Fund
Calvert Short Duration Income Fund
Calvert Long-Term Income Fund
Calvert Ultra-Short Floating Income Fund

CALVERT WORLD VALUES FUND, INC.

Calvert Capital Accumulation Fund
Calvert World Values International Equity Fund
Calvert International Opportunities Fund

CALVERT CASH RESERVES

Institutional Prime Fund

CALVERT TAX-FREE RESERVES

Money Market Portfolio
Limited-Term Portfolio
Long-Term Portfolio
Vermont Municipal Portfolio

CALVERT MUNICIPAL FUND, INC.

Calvert National Municipal Intermediate Fund

FIRST VARIABLE RATE FUND FOR GOVERNMENT INCOME

Calvert First Government Money Market Fund

CALVERT VARIABLE SERIES, INC.

Calvert Social Mid Cap Growth Portfolio
Calvert Social International Equity Portfolio
Calvert Social Balanced Portfolio
Calvert Social Equity Portfolio
Calvert Income Portfolio
Ameritas Income & Growth Portfolio
Ameritas Small Capitalization Portfolio
Ameritas MidCap Growth Portfolio
Ameritas Index 500 Portfolio
Ameritas Money Market Portfolio
Ameritas MidCap Value Portfolio
Ameritas Small Company Equity Portfolio
Ameritas Core Strategies Portfolio

CALVERT SAGE FUND

Calvert Global Water Fund
Calvert Large Cap Value Fund

CALVERT SOCIAL INVESTMENT FUND
CALVERT SOCIAL INDEX SERIES, INC.
CALVERT IMPACT FUND, INC.
THE CALVERT FUND
CALVERT WORLD VALUES FUND, INC.
CALVERT CASH RESERVES
CALVERT TAX-FREE RESERVES
CALVERT MUNICIPAL FUND, INC.
FIRST VARIABLE RATE FUND FOR GOVERNMENT INCOME
CALVERT VARIABLE SERIES, INC.
CALVERT SAGE FUND

CALVERT SHAREHOLDER SERVICES, INC.
BY: ____________________________	BY: ____________________________
NAME:	NAME:
TITLE:	TITLE:

CALVERT DISTRIBUTORS, INC.	STATE STREET BANK AND TRUST COMPANY
BY: ____________________________	BY: ____________________________
NAME:	NAME:
TITLE:	TITLE: